UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 3, 2022
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TaskUs, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40482	83-1586636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1650 Independence Drive, Suite 100
New Braunfels, Texas 78132
(Address of Principal Executive Offices) (Zip Code)
(888) 400-8275
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	TASK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Annual Meeting of Stockholders

TaskUs, Inc. (the “Company”) has determined that the Company’s first annual meeting of stockholders will be held on June 14, 2022 (the “2022 Annual Meeting”). A notice and proxy statement with more information regarding the 2022 Annual Meeting will be distributed to stockholders prior to such meeting.

Deadline for Rule 14a-8 Stockholder Proposals

Under the rules of the U.S. Securities and Exchange Commission, the Company has set February 28, 2022 as the deadline for a stockholder proposal for inclusion in the Company’s proxy materials for the 2022 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Accordingly, in order for a stockholder proposal to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting, the proposal must be received by the Secretary of the Company at the Company’s principal executive offices at 1650 Independence Drive, Suite 100, New Braunfels, Texas 78132, no later than February 28, 2022, and must comply with the procedures and requirements set forth in Rule 14a-8.

Deadline for Director Nominations and Other Stockholder Proposals

In accordance with the advance notice requirements contained in the Company’s Second Amended and Restated Bylaws (the “Bylaws”), for director nominations or stockholder proposals to be brought before the 2022 Annual Meeting, other than Rule 14a-8 proposals described above, written notice must be delivered to the Secretary of the Company at the Company’s principal executive offices at 1650 Independence Drive, Suite 100, New Braunfels, Texas 78132 no later than February 14, 2022. Such matters and notices must also comply with the requirements set forth in the Bylaws and other applicable law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASKUS, INC.

	By:	/s/ Bryce Maddock
Name: Bryce Maddock
Title: Chief Executive Officer

Date: February 3, 2022